UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 6, 2012

Nexstar Broadcasting Group, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50478	23-3083125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5215 N. O’Connor Boulevard

Suite 1400

Irving, Texas 75039

(Address of Principal Executive Offices, including Zip Code)

(972) 373-8800

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement.

Indenture

On November 9, 2012, Nexstar Broadcasting, Inc. (“Nexstar Broadcasting”), a wholly owned subsidiary of Nexstar Broadcasting Group, Inc. (the “Company”), completed the issuance and sale of $250.0 million aggregate principal amount of 6 7/8% senior notes due 2020 (the “Notes”). The Notes were issued pursuant to an Indenture, dated November 9, 2012 (the “Indenture”), by and among Nexstar Broadcasting, as issuer, the Company, as guarantor, Mission Broadcasting, Inc. (“Mission”), as guarantor, and The Bank of New York Mellon, as trustee (the “Trustee”). Nexstar Broadcasting’s obligations under the Notes are jointly and severally guaranteed by the Company, Mission and certain of Nexstar Broadcasting’s and Mission’s future restricted subsidiaries.

The Notes were issued in a private offering that was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), to qualified institutional buyers in accordance with Rule 144A and to persons outside of the United States pursuant to Regulation S under the Securities Act. The Notes were issued at par. Nexstar Broadcasting will use the net proceeds of the offering to repurchase any and all of Nexstar Broadcasting’s outstanding 7% Senior Subordinated Notes due 2014 and 7% Senior Subordinated PIK Notes due 2014, refinance a portion of the borrowings outstanding under Nexstar Broadcasting’s existing senior secured credit facilities and pay related fees and expenses and for general corporate purposes.

The Notes and the guarantees are Nexstar Broadcasting’s and the guarantors’ senior obligations, rank equal in right of payment with all of Nexstar Broadcasting’s and the guarantors’ existing and future senior indebtedness and rank senior in right of payment to all of Nexstar Broadcasting’s and the guarantors’ future subordinated indebtedness. The Notes and the guarantees are effectively junior to Nexstar Broadcasting’s and the guarantors’ secured indebtedness, including borrowings under Nexstar Broadcasting’s senior secured credit facilities and the 8.875% Senior Secured Second Lien Notes due 2017, to the extent of the value of the assets securing such indebtedness.

The Notes will mature on November 15, 2020. Interest on the Notes accrues at a rate of 6.875% per annum and is payable semiannually in arrears on May 15 and November 15 of each year, commencing on May 15, 2013. Nexstar Broadcasting is obligated to make each interest payment to the holders of record of the Notes on the immediately preceding May 1 and November 1.

Nexstar Broadcasting has the option to redeem all or a portion of the Notes at any time prior to November 15, 2015 at a price equal to 100% of the principal amount of the Notes redeemed plus accrued and unpaid interest to the redemption date plus a “make-whole” premium. At any time on or after November 15, 2015, Nexstar Broadcasting may redeem the Notes, in whole or in part, at the redemption prices set forth in the Indenture. At any time before November 15, 2015, Nexstar Broadcasting may also redeem up to 35% of the aggregate principal amount of the Notes at a redemption price of 106.875% of the principal amount, plus accrued and unpaid interest, if any, to the date of redemption, with the proceeds of certain equity offerings.

Upon the occurrence of a Change of Control Repurchase Event (as defined in the Indenture), each holder of the Notes may require Nexstar Broadcasting to repurchase all or a portion of the Notes in cash at a price equal to 101% of the aggregate principal amount of the Notes to be repurchased, plus accrued and unpaid interest, if any, thereon to the date of repurchase.

The Indenture contains covenants that limit, among other things, Nexstar Broadcasting’s ability to (1) incur additional debt and issue preferred stock, (2) make certain restricted payments, (3) consummate specified asset sales, (4) enter into transactions with affiliates, (5) create liens, (6) pay dividends or make other distributions, (7) make certain investments and (8) merge or consolidate with another person. These covenants are subject to a number of important exceptions and qualifications.

The Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include nonpayment, breach of covenants in the Indenture, payment defaults or acceleration of other indebtedness, a failure to pay certain judgments and certain events of bankruptcy and insolvency. Generally, if an event of default occurs, the Trustee or holders of at least 25% in principal amount of the then outstanding Notes may declare the principal of and accrued but unpaid interest, including additional interest, on all the Notes to be due and payable.

The foregoing description of the Indenture is qualified in its entirety by reference to the complete copy of that agreement that is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein. The related form of senior note is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Registration Rights Agreement

In connection with the offering of the Notes, Nexstar Broadcasting has agreed, pursuant to a Registration Rights Agreement, dated November 9, 2012 (the “Registration Rights Agreement”), by and among Nexstar Broadcasting, Mission, the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and RBC Capital Markets, LLC, to (i) cause to be filed with the Securities and Exchange Commission (the “SEC”) no later than 270 days after the date of issuance of the Notes, a registration statement under the Securities Act, relating to an offer to exchange the Notes for new notes (the “Exchange Notes”), evidencing the same continuing indebtedness as the Notes and with terms substantially identical to the Notes except that the Exchange Notes will not be subject to restrictions on transfer in the United States, (ii) use reasonable best efforts to cause such registration statement to become effective no later than 365 days after the date of issuance of the Notes, (iii) in connection with the foregoing, (A) file all pre-effective amendments to such registration statement as may be necessary in order to cause such registration statement to become effective, (B) if applicable, file a post-effective amendment to such registration statement and (C) cause all necessary filings in connection with the registration and qualification of the Exchange Notes to be made under the state securities or blue sky laws of such jurisdictions as are necessary to permit consummation of the exchange offer, and (iv) upon the effectiveness of such registration statement, commence the exchange offer and issue Exchange Notes in exchange for all Notes tendered pursuant to the exchange offer.

In certain circumstances, Nexstar Broadcasting will file and cause to become effective a shelf registration statement relating to resales of any Notes and use its reasonable best efforts to maintain the effectiveness of the shelf registration statement for at least one year or such lesser period after which all of the notes registered therein have been sold.

If Nexstar Broadcasting fails to satisfy these obligations as set forth in the Registration Rights Agreement, it will be required to pay additional interest to the holders of the Notes. The rate of the additional interest will be 0.25% per annum for the first 90-day period immediately following the occurrence of a Registration Default (as defined in the Registration Rights Agreement), and such rate will increase by an additional 0.25% per annum with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum additional interest rate of 1.0% per annum. Nexstar Broadcasting will pay such additional interest on regular interest payment dates until the cure of all the Registration Defaults relating to the Notes at which time the interest rate on the Notes will revert to the original interest rate on the Notes. Such additional interest will be in addition to any other interest payable from time to time with respect to Notes.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the complete copy of that agreement that is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Supplemental Indenture for the 7% Senior Subordinated Notes due 2014

On November 9, 2012, the Company announced that Nexstar Broadcasting had received, pursuant to its previously announced cash tender offer and related consent solicitation for any and all of its outstanding 7% Senior Subordinated Notes due 2014 (the “2014 Notes”), the requisite consents to adopt proposed amendments to the 2014 Indenture (as defined below), under which the 2014 Notes were issued. The tender offer and consent solicitation are being made upon the terms and conditions set forth in an Offer to Purchase and Consent Solicitation Statement dated October 24, 2012.

As of 5:00 p.m. New York City time, on November 6, 2012, holders of 98.16% of the 2014 Notes had tendered their 2014 Notes in the tender offer and consented to the proposed amendments to the 2014 Indenture.

In conjunction with receiving the requisite consents, Nexstar Broadcasting entered into the second supplemental indenture (the “Second Supplemental 2014 Indenture”) to the Indenture, dated as of December 30, 2003, by and among Nexstar Broadcasting and The Bank of New York Mellon, as trustee (the “Original 2014 Indenture”), as supplemented by the first supplemental indenture, dated as of April 1, 2005, by and among Nexstar Broadcasting, the Company, as guarantor, and The Bank of New York Mellon, as trustee (the “First Supplemental 2014 Indenture,” and together with the Original 2014 Indenture, the “2014 Indenture”).

The Second Supplemental 2014 Indenture gives effect to the proposed amendments to the 2014 Indenture, which eliminate substantially all the restrictive covenants and certain event of default provisions in the 2014 Indenture. The Second Supplemental 2014 Indenture provides that the amendments will not become operative until Nexstar Broadcasting accepts for purchase the 2014 Notes tendered in the tender offer and consent solicitation.

The foregoing description of the Second Supplemental 2014 Indenture is qualified in its entirety by reference to the complete copy of that agreement that is filed as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated by reference herein.

Supplemental Indenture for the 7% Senior Subordinated PIK Notes due 2014

On November 9, 2012, the Company announced that Nexstar Broadcasting had received, pursuant to its previously announced cash tender offer and related consent solicitation for any and all of its outstanding 7% Senior Subordinated PIK Notes due 2014 (the “2014 PIK Notes”), the requisite consents to adopt proposed amendments to the 2014 PIK Indenture (as defined below), under which the 2014 PIK Notes were issued. The tender offer and consent solicitation are being made upon the terms and conditions set forth in an Offer to Purchase and Consent Solicitation Statement dated October 24, 2012.

As of 5:00 p.m. New York City time, on November 6, 2012, holders of 98.33% of the 2014 PIK Notes had tendered their 2014 PIK Notes in the tender offer and consented to the proposed amendments to the 2014 PIK Indenture.

In conjunction with receiving the requisite consents, Nexstar Broadcasting entered into the second supplemental indenture (the “Second Supplemental 2014 PIK Indenture”) to the Indenture, dated as of March 30, 2009, by and among Nexstar Broadcasting and The Bank of New York Mellon, as trustee (the “Original 2014 PIK Indenture”), as supplemented by the first supplemental indenture, dated as of March 30, 2009, by and among Nexstar Broadcasting, the Company, as guarantor, and The Bank of New York Mellon, as trustee (the “First Supplemental 2014 PIK Indenture,” and together with the Original 2014 PIK Indenture, the “2014 PIK Indenture”).

The Second Supplemental 2014 PIK Indenture gives effect to the proposed amendments to the 2014 PIK Indenture, which eliminate substantially all the restrictive covenants and certain event of default provisions in the 2014 PIK Indenture. The Second Supplemental 2014 PIK Indenture provides that the amounts will not become operative until Nexstar Broadcasting accepts for purchase the 2014 PIK Notes tendered in the tender offer and consent solicitation.

The foregoing description of the Second Supplemental 2014 PIK Indenture is qualified in its entirety by reference to the complete copy of that agreement that is filed as Exhibit 4.4 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K under the sub-heading “Indenture” is hereby incorporated into this Item 2.03.

Item 8.01	Other Events.

On November 9, 2012, the Company issued a press release announcing that Nexstar Broadcasting has received the requisite consents to adopt proposed amendments to the 2014 Indenture and the 2014 PIK Indenture. A copy of the press release is filed and attached hereto as Exhibit 99.1 and incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

4.1	Indenture, dated as of November 9, 2012, among Nexstar Broadcasting, Inc., Nexstar Broadcasting Group, Inc., as a guarantor, Mission Broadcasting, Inc., as a guarantor, and The Bank of New York Mellon, as trustee.

4.2	Form of Senior Note.

4.3	Second Supplemental Indenture, dated November 6, 2012, by and among Nexstar Broadcasting, Inc. and The Bank of New York Mellon, as trustee.

4.4	Second Supplemental Indenture, dated November 6, 2012, by and among Nexstar Broadcasting, Inc. and The Bank of New York Mellon, as trustee.

10.1	Registration Rights Agreement, dated as of November 9, 2012, by and among Nexstar Broadcasting, Inc., Mission Broadcasting, Inc., Nexstar Broadcasting Group, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and RBC Capital Markets, LLC.

99.1	Press Release, dated November 9, 2012, announcing Receipt of Required Consents and Second Supplemental Indentures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEXSTAR BROADCASTING GROUP, INC.
Dated: November 9, 2012

	By:	/s/ Thomas E. Carter
Name: Thomas E. Carter
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated as of November 9, 2012, among Nexstar Broadcasting, Inc., Nexstar Broadcasting Group, Inc., as a guarantor, Mission Broadcasting, Inc., as a guarantor, and The Bank of New York Mellon, as trustee.

4.2	Form of Senior Note.

4.3	Second Supplemental Indenture, dated November 6, 2012, by and among Nexstar Broadcasting, Inc. and The Bank of New York Mellon, as trustee.

4.4	Second Supplemental Indenture, dated November 6, 2012, by and among Nexstar Broadcasting, Inc. and The Bank of New York Mellon, as trustee.

10.1	Registration Rights Agreement, dated as of November 9, 2012, by and among Nexstar Broadcasting, Inc., Mission Broadcasting, Inc., Nexstar Broadcasting Group, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and RBC Capital Markets, LLC.

99.1	Press Release, dated November 9, 2012, announcing Receipt of Required Consents and Second Supplemental Indentures.